Exhibit 10.1

AMENDMENT TO ESCROW AGREEMENT

This Amendment to Escrow Agreement dated this 29th day of December, 2006 (this “Amendment”), is entered into by and among Irvine Sensors Corporation, a Delaware corporation (“ISC”), Optex Systems, Inc., a Texas corporation (“Optex”) and Timothy Looney, an individual (“Looney”) (collectively, the “Parties”), and Wells Fargo Bank, National Association (the “Escrow Agent”). Terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement (defined below) and the Escrow Agreement dated December 30, 2005 among the Parties and the Escrow Agent (the “Escrow Agreement”).

RECITALS

A. The Parties have entered into a Stock Purchase Agreement, dated as of December 30, 2005 and amended as of December 29, 2006, providing for the acquisition from Looney by ISC of all of the outstanding capital stock of Optex (collectively, with all agreements, amendments, schedules, exhibits and certificates referred to therein, the “Purchase Agreement”).

B. The Parties and the Escrow Agent desire to amend the Escrow Agreement as set forth herein.

In consideration of the foregoing promises and agreements of the Parties and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties and the Escrow Agent agree as follows:

1. Amendment to the Escrow Agreement. The first sentence of Section 1.07 of the Escrow Agreement is hereby amended in its entirety to read in full as follows:

“Except as otherwise provided in this Escrow Agreement and Article X of the Purchase Agreement, the Cash Escrow shall terminate at 11:59 p.m. Pacific Time on the earlier of (i) thirty (30) days following the filing of ISC’s consolidated financial statements with the SEC which include Optex’s revenues for the quarter ended December 31, 2005 or (ii) ninety (90) days after the Closing (the “Cash Escrow Termination Date”), and the Stock Escrow shall terminate at 11:59 p.m. Pacific Time on December 29, 2006 (the “Stock Escrow Termination Date”).”

2. Instructions. The parties agree that this Amendment shall constitute the written instructions required by Section 1.07 of the Escrow Agreement, and the Stock Escrow Property shall be released to ISC within five (5) business days after the Stock Escrow Termination Date.

3. Effect of Amendment. Except as modified and amended by this Amendment, the Escrow Agreement is hereby ratified, confirmed and approved, and shall continue in full force and effect.

4. General Provisions. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. This Amendment and the Escrow Agreement cannot be terminated, altered or amended except pursuant to an instrument in writing signed in accordance with the terms of the Escrow Agreement as herein amended. If any provision hereof shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Amendment, and the Amendment shall be carried out as if any such invalid or unenforceable provision were not contained herein. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. A facsimile signature will be considered an original signature. This Amendment and the Escrow Agreement (and any exhibits and schedules thereto and certificates delivered thereunder) set forth the entire understanding among the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof among the parties hereto.

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IN WITNESS WHEREOF, this Amendment to Escrow Agreement has been duly executed as of the date first written above.

IRVINE SENSORS CORPORATION,
a Delaware corporation

By:	/s/ JOHN C. CARSON
John Carson
Chief Executive Officer

OPTEX SYSTEMS, INC.,
a Texas corporation

By:	/s/ TIMOTHY LOONEY
Timothy Looney,
President

/s/ TIMOTHY LOONEY
Timothy Looney, individually

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Escrow Agent

By:	/s/ KYLE LIM
Name:	Kyle Lim
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT TO ESCROW AGREEMENT]